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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of earliest event reported) NOVEMBER 21, 2000


                       INTERNATIONAL RECTIFIER CORPORATION
               --------------------------------------------------
               (Exact name of registrant as specified in charter)


          DELAWARE                   1-7935                    95-1528961
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(State or Other Jurisdiction      (Commission                (IRS Employer
      of Incorporation)           File Number)             Identification No.)


                 233 KANSAS STREET, EL SEGUNDO, CALIFORNIA 90245
                 -----------------------------------------------
                    (Address of principal executive offices)


                                (310) 726-8000
             -----------------------------------------------------
              (Registrant's telephone number, including area code)


                                   NO CHANGE
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)




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     ITEM 5. OTHER EVENTS

     On November 21, 2000, Dr. Derek B. Lidow notified the Board of Directors of International Rectifier Corporation of his retirement from the Board effective on that date. In accordance with International Rectifier Corporation's Bylaws, the size of the Board of Directors has been reduced to eight members.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                INTERNATIONAL RECTIFIER CORPORATION



Date: December 8, 2000          By:      /s/ L. MICHAEL RUSSELL
                                    -------------------------------------------
                                Name:    L. MICHAEL RUSSELL
                                Title:   Executive Vice President and Secretary




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